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                                                                      EXHIBIT 24

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the incorporation by reference in this Registration Statement
on Form S-3 (File No. 33-      ) and the related Prospectus of our report dated
January 27, 1995, on our audits of the consolidated financial statements and financial statement schedule of Associates First Capital Corporation. We also consent to the reference to our Firm under the caption "Experts".

                                            /s/  COOPERS & LYBRAND L.L.P.
                                            COOPERS & LYBRAND L.L.P.

Dallas, Texas
June 30, 1995